EXHIBIT A

 EFFECTIVE JUNE 28,
2013, THE
NEW NAME WILL BE
MERTIVA AB

AMERICAN DEPOSITARY
SHARES
Each American
Depositary
Share represents one 1
deposited Share


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR CLASS B SHARES OF
NOMINAL VALUE SEK 1
EACH OF
DIAMYD MEDICAL AB
INCORPORATED UNDER THE
LAWS
OF THE KINGDOM OF
SWEDEN

            The Bank
of New York, as
depositary hereinafter
called the Depositary,
hereby certifies that
, or registered
assigns IS
THE OWNER OF

AMERICAN DEPOSITARY
SHARES

representing deposited
Class B Shares herein
called Shares of
Diamyd Medical AB,
incorporated under the
laws of the Kingdom
of Sweden herein
called the Company.
At
the date hereof, each
American Depositary
Share represents one
Share deposited or
subject to deposit
under the Deposit
Agreement as such term
is hereinafter
defined at the
Stockholm, Sweden
offices
of each of SEB
Merchant Banking and
Svenska Handelsbanken
herein collectively
called the Custodian.
The Depositarys
Corporate Trust Office
is located at a
different address than
its principal
executive
office.  Its Corporate
Trust Office is
located
at 101 Barclay Street,
New York, N.Y.
10286, and its
principal executive
office is
located at One Wall
Street, New York, N.Y.
10286.

THE DEPOSITARYS
CORPORATE
TRUST OFFICE ADDRESS
IS
101 BARCLAY STREET,
NEW YORK,
N.Y. 10286



            1.  THE
DEPOSIT
AGREEMENT.
            This
American Depositary
Receipt is one of an
issue herein called
Receipts, all issued
and to be issued upon
the terms and
conditions set forth
in the
deposit agreement,
dated as of April 17,
2006 herein called the
Deposit Agreement,
by and among the
Company, the
Depositary,
and all Owners and
Beneficial Owners from
time to time of
Receipts issued
thereunder,
each of whom by
accepting a Receipt
agrees
to become a party
thereto and become
bound by all the terms
and conditions
thereof.  The Deposit
Agreement sets forth
the rights of Owners
and Beneficial Owners
of the Receipts and
the rights and duties
of
the Depositary in
respect of the Shares
deposited thereunder
and any and all other
securities, property
and cash from time to
time received in
respect of such Shares
and
held thereunder such
Shares, securities,
property, and cash are
herein called
Deposited Securities.
Copies of the Deposit
Agreement are on file
at the Depositarys
Corporate Trust Office
in New York City
and at the office of
the Custodian.

            The
statements made on the
face and reverse of
this Receipt are
summaries of certain
provisions of the
Deposit Agreement and
are qualified by and
subject to the
detailed provisions of
the
Deposit Agreement, to
which reference is
hereby made.
Capitalized terms
defined in
the Deposit Agreement
and not defined
herein shall have the
meanings set forth in
the Deposit Agreement.

            2.
SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
            Upon
surrender at the
Corporate Trust Office
of the Depositary of
this Receipt, and upon
payment of the fee of
the Depositary
provided in this
Receipt, and
subject to the terms
and conditions of the
Deposit Agreement, the
Owner hereof is
entitled to delivery,
to him or upon his
order, of the
Deposited Securities
at the
time represented by
the American
Depositary Shares for
which this Receipt is
issued.  Delivery of
such Deposited
Securities may be made
by the delivery of a
certificates in the
name of the Owner
hereof
or as ordered by him
or certificates
properly
endorsed or
accompanied by proper
instruments of
transfer and b any
other
securities, property
and cash to which such
Owner is then entitled
in respect of this
Receipt.  Such
delivery will be made
at the
option of the Owner
hereof, either at the
office of the
Custodian or at the
Corporate
Trust Office of the
Depositary, provided
that the forwarding of
certificates for
Shares
or other Deposited
Securities for such
delivery at the
Corporate Trust Office
of the
Depositary shall be at
the risk and expense
of the Owner hereof.

            3.
TRANSFERS,
SPLITUPS, AND
COMBINATIONS OF
RECEIPTS.
            The
transfer of this
Receipt is
registrable on the
books of the
Depositary at
its Corporate Trust
Office by the Owner
hereof in person or by
a duly authorized
attorney, upon
surrender of this
Receipt
properly endorsed for
transfer or
accompanied by proper
instruments of
transfer and funds
sufficient to pay any
applicable transfer
taxes and the expenses
of
the Depositary and
upon compliance with
such regulations, if
any, as the Depositary
may establish for such
purpose.  This
Receipt may be split
into other such
Receipts, or may be
combined with other
such Receipts into one
Receipt, evidencing
the same aggregate
number of American
Depositary Shares as
the Receipt or
Receipts
surrendered.  As a
condition precedent to
the execution and
delivery, registration
of
transfer, splitup,
combination, or
surrender
of any Receipt or
withdrawal of any
Deposited Securities,
the Depositary, the
Custodian, or
Registrar may require
payment
from the depositor of
the Shares or the
presentor of the
Receipt of a sum
sufficient
to reimburse it for
any tax or other
governmental charge
and any stock transfer
or registration fee
with respect thereto
including any such tax
or charge and fee
with respect to Shares
being deposited or
withdrawn and payment
of any applicable
fees as provided in
this Receipt, may
require
the production of
proof satisfactory to
it as
to the identity and
genuineness of any
signature and may also
require compliance
with any regulations
the Depositary may
establish consistent
with the provisions of
the Deposit Agreement
or this Receipt,
including, without
limitation, this
Article 3.

            The
delivery of Receipts
against deposit of
Shares generally or
against deposit of
particular Shares may
be
suspended, or the
transfer of Receipts
in
particular instances
may be refused, or the
registration of
transfer of
outstanding
Receipts generally may
be suspended,
during any period when
the transfer books
of the Depositary are
closed, or if any such
action is deemed
necessary or advisable
by
the Depositary or the
Company at any time
or from time to time
because of any
requirement of law or
of any government or
governmental body or
commission, or under
any provision of the
Deposit Agreement or
this Receipt, or for
any other reason,
subject
to the provisions of
the following
sentence.
Notwithstanding
anything to the
contrary in
the Deposit Agreement
or this Receipt, the
surrender of
outstanding Receipts
and
withdrawal of
Deposited Securities
may not
be suspended subject
only to i temporary
delays caused by
closing the transfer
books
of the Depositary or
the Company or the
deposit of Shares in
connection with voting
at a shareholders
meeting, or the
payment of
dividends, ii the
payment of fees, taxes
and
similar charges, and
iii compliance with
any
U.S. or foreign laws
or governmental
regulations relating
to the Receipts or to
the
withdrawal of the
Deposited Securities.
Without limitation of
the foregoing, the
Depositary shall not
knowingly accept for
deposit under the
Deposit Agreement any
Shares required to be
registered under the
provisions of the
Securities Act of
1933,
unless a registration
statement is in effect
as
to such Shares.

            4.
LIABILITY OF OWNER
OR BENEFICIAL OWNER
FOR TAXES.
            If any tax
or other
governmental charge
shall become payable
with respect to any
Receipt or any
Deposited Securities
represented hereby,
such tax or other
governmental charge
shall
be payable by the
Owner or Beneficial
Owner hereof to the
Depositary.  The
Depositary may refuse
to effect any transfer
of this Receipt or any
withdrawal of
Deposited Securities
represented by
American Depositary
Shares evidenced by
such Receipt until
such payment is made,
and may withhold any
dividends or other
distributions, or may
sell for the account
of
the Owner or
Beneficial Owner
hereof any
part or all of the
Deposited Securities
represented by the
American Depositary
Shares evidenced by
this Receipt, and may
apply such dividends
or other distributions
or the proceeds of any
such sale in payment
of such tax or other
governmental charge
and the Owner or
Beneficial Owner
hereof
shall remain liable
for any deficiency.

            5.
WARRANTIES ON
DEPOSIT OF SHARES.
            Every
person depositing
Shares under the
Deposit Agreement
shall
be deemed thereby to
represent and warrant
that such Shares and
each certificate
therefor, if
applicable, are
validly issued,
fully paid,
nonassessable, and
free of any
preemptive rights of
the holders of
outstanding Shares and
that the person
making such deposit is
duly authorized so to
do.  Every such person
shall also be deemed
to represent that the
deposit of such Shares
and the sale of
Receipts evidencing
American Depositary
Shares representing
such Shares by that
person are not
restricted
under the Securities
Act of 1933.  Such
representations and
warranties shall
survive
the deposit of Shares
and issuance of
Receipts.

            6.  FILING
PROOFS,
CERTIFICATES, AND
OTHER
INFORMATION.
            Any person
presenting Shares
for deposit or any
Owner or Beneficial
Owner of a Receipt may
be required from
time to time to file
with the Depositary or
the Custodian such
proof of citizenship
or
residence, exchange
control approval, or
such information
relating to the
registration
on the books of the
Company or the Foreign
Registrar, if
applicable, to execute
such
certificates and to
make such
representations
and warranties, as the
Depositary may deem
necessary or proper.
The Depositary may
withhold the delivery
or registration of
transfer of any
Receipt or the
distribution of
any dividend or sale
or distribution of
rights
or of the proceeds
thereof or the
delivery of
any Deposited
Securities until such
proof or
other information is
filed or such
certificates
are executed or such
representations and
warranties made.  No
Share shall be
accepted for deposit
unless accompanied by
evidence satisfactory
to the Depositary that
any necessary approval
has been granted by
any governmental body
in Sweden which is
then performing the
function of the
regulation of currency
exchange.

            7.
CHARGES OF
DEPOSITARY.
            The
following charges
shall
be incurred by any
party depositing or
withdrawing Shares or
by any party
surrendering Receipts
or to whom Receipts
are issued including,
without limitation,
issuance pursuant to a
stock dividend or
stock split declared
by the Company or an
exchange of stock
regarding the Receipts
or
Deposited Securities
or a distribution of
Receipts pursuant to
Section 4.03 of the
Deposit Agreement, or
by Owners, as
applicable 1 taxes and
other governmental
charges, 2 such
registration fees as
may from
time to time be in
effect for the
registration
of transfers of Shares
generally on the Share
register of the
Company or Foreign
Registrar
and applicable to
transfers of Shares to
or
from the name of the
Depositary or its
nominee or the
Custodian or its
nominee on
the making of deposits
or withdrawals under
the terms of the
Deposit Agreement, 3
such
cable, telex and
facsimile transmission
expenses as are
expressly provided in
the
Deposit Agreement, 4
such expenses as are
incurred by the
Depositary in the
conversion
of foreign currency
pursuant to Section
4.05
of the Deposit
Agreement, 5 a fee of
5.00 or
less per 100 American
Depositary Shares or
portion thereof for
the execution and
delivery of Receipts
pursuant to
Section 2.03, 4.03 or
4.04 of the Deposit
Agreement and the
surrender of Receipts
pursuant to Section
2.05 or 6.02 of the
Deposit Agreement, 6 a
fee of .02 or less per
American Depositary
Share or portion
thereof for any cash
distribution made
pursuant to Sections
4.01 through 4.04 of
the Deposit Agreement,
7 a fee for the
distribution of
securities pursuant to
Section 4.02 of the
Deposit Agreement,
such fee being in an
amount equal to the
fee
for the execution and
delivery of American
Depositary Shares
referred to above
which
would have been
charged as a result of
the
deposit of such
securities for
purposes of
this clause 7 treating
all such securities as
if
they were Shares, but
which securities are
instead distributed by
the Depositary to
Owners, 8 in addition
to any fee charged
under clause 6, a fee
of .02 or less per
American Depositary
Share or portion
thereof for depositary
services, which will
accrue on the last day
of each calendar year
and which will be
payable as provided in
clause 9 below and 9
any other charge
payable by the
Depositary, any of the
Depositarys agents,
including the
Custodian,
or the agents of the
Depositarys agents in
connection with the
servicing of Shares or
other Deposited
Securities which
charge
shall be assessed
against Owners as of
the
date or dates set by
the Depositary in
accordance with
Section 4.06 of the
Deposit
Agreement and shall be
payable at the sole
discretion of the
Depositary by billing
such
Owners for such charge
or by deducting
such charge from one
or more cash
dividends or other
cash distributions.

            The
Depositary, subject to
Article 8 hereof, may
own and deal in any
class of securities of
the Company and its
affiliates and in
Receipts.

            8.
PRERELEASE OF
RECEIPTS.

Notwithstanding
Section
2.03 of the Deposit
Agreement, the
Depositary may execute
and deliver
Receipts prior to the
receipt of Shares
pursuant to Section
2.02 of the Deposit
Agreement a
PreRelease.  The
Depositary
may, pursuant to
Section 2.05 of the
Deposit
Agreement, deliver
Shares upon the
receipt
and cancellation of
Receipts which have
been PreReleased,
whether or not such
cancellation is prior
to the termination of
such PreRelease or the
Depositary knows
that such Receipt has
been PreReleased.
The Depositary may
receive Receipts in
lieu
of Shares in
satisfaction of a
PreRelease.
Each PreRelease will
be a preceded or
accompanied by a
written representation
from the person to
whom Receipts or
Shares
are to be delivered
that such person, or
its
customer, owns the
Shares or Receipts to
be
remitted, as the case
may be, b at all times
fully collateralized
with cash or such
other
collateral as the
Depositary deems
appropriate, c
terminable by the
Depositary
on not more than five
5 business days
notice, and d subject
to such further
indemnities and credit
regulations as the
Depositary deems
appropriate.  The
number
of American Depositary
Shares which are
outstanding at any
time as a result of
PreReleases will not
normally exceed thirty
percent 30% of the
Shares deposited under
the Deposit Agreement
provided, however,
that the Depositary
reserves the right to
change or disregard
such limit from time
to
time as it deems
appropriate.

            The
Depositary may retain
for its own account
any compensation
received by it in
connection with the
foregoing.

            9.  TITLE
TO RECEIPTS.
            It is a
condition of this
Receipt and every
successive Owner and
Beneficial Owner of
this Receipt by
accepting or holding
the same consents and
agrees, that title to
this Receipt when
properly endorsed or
accompanied by proper
instruments of
transfer, is
transferable by
delivery with the same
effect as in the case
of a negotiable
instrument under the
laws of
New York provided,
however, that the
Depositary,
notwithstanding any
notice to
the contrary, may
treat the person in
whose
name this Receipt is
registered on the
books
of the Depositary as
the absolute Owner
hereof for the purpose
of determining the
person entitled to
distribution of
dividends
or other distributions
or to any notice
provided for in the
Deposit Agreement or
for all other
purposes, and neither
the
Depositary nor the
Company shall have any
obligation or be
subject to any
liability under
the Deposit Agreement
to any holder of a
Receipt unless such
holder is the Owner
thereof.

            10.
VALIDITY OF
RECEIPT.
            This
Receipt shall not be
entitled to any
benefits under the
Deposit
Agreement or be valid
or obligatory for any
purpose, unless this
Receipt shall have
been
executed by the
Depositary by the
manual
signature of a duly
authorized signatory
of
the Depositary
provided, however that
such
signature may be a
facsimile if a
Registrar
for the Receipts shall
have been appointed
and such Receipts are
countersigned by the
manual signature of a
duly authorized
officer of the
Registrar.

            11.
REPORTS
INSPECTION OF TRANSFER
BOOKS.
            The
Company currently
furnishes the
Securities and
Exchange
Commission hereinafter
called the
Commission with
certain public reports
and
documents required by
foreign law or
otherwise under Rule
12g32b under the
Securities Exchange
Act of 1934. Such
reports and
communications will be
available
for inspection and
copying at the public
reference facilities
maintained by the
Commission located at
100 F Street, N.E.,
Washington, D.C.
20549.

            The
Depositary will make
available for
inspection by Owners
of
Receipts at its
Corporate Trust Office
any
reports and
communications,
including any
proxy soliciting
material, received
from the
Company which are both
a received by the
Depositary as the
holder of the
Deposited
Securities and b made
generally available to
the holders of such
Deposited Securities
by
the Company.  The
Depositary will also,
upon written request,
send to Owners of
Receipts copies of
such reports when
furnished by the
Company pursuant to
the
Deposit Agreement.
Any such reports and
communications,
including any such
proxy
soliciting material,
furnished to the
Depositary by the
Company shall be
furnished in English
to the extent such
materials are required
to be translated into
English pursuant to
any regulations of the
Commission.

            The
Depositary will keep
books, at its
Corporate Trust
Office, for the
registration of
Receipts and transfers
of
Receipts which at all
reasonable times shall
be open for inspection
by the Owners of
Receipts provided that
such inspection shall
not be for the purpose
of communicating
with Owners of
Receipts in the
interest of a
business or object
other than the
business of
the Company or a
matter related to the
Deposit Agreement or
the Receipts.

            12.
DIVIDENDS AND
DISTRIBUTIONS.
            Whenever
the Depositary
receives any cash
dividend or other cash
distribution on any
Deposited Securities,
the
Depositary will, if at
the time of receipt
thereof any amounts
received in a foreign
currency can in the
judgment of the
Depositary be
converted on a
reasonable
basis into United
States dollars
transferable
to the United States,
and subject to the
Deposit Agreement,
convert such dividend
or distribution into
dollars and will
distribute the amount
thus received net of
the fees and expenses
of the Depositary as
provided in Article 7
hereof and
Section 5.09 of the
Deposit Agreement to
the Owners of Receipts
entitled thereto
provided, however,
that in the event that
the
Company or the
Depositary is required
to
withhold and does
withhold from any cash
dividend or other cash
distribution in
respect
of any Deposited
Securities an amount
on
account of taxes, the
amount distributed to
the Owners of the
Receipts evidencing
American Depositary
Shares representing
such Deposited
Securities shall be
reduced
accordingly.

            Subject to
the provisions of
Section 4.11 and 5.09
of the Deposit
Agreement, whenever
the Depositary
receives any
distribution other
than a
distribution described
in Section 4.01, 4.03
or 4.04 of the Deposit
Agreement, the
Depositary will cause
the securities or
property received by
it to be distributed
to
the Owners entitled
thereto, in any manner
that the Depositary
may deem equitable and
practicable for
accomplishing such
distri
bution provided,
however, that if in
the
opinion of the
Depositary such
distribution
cannot be made
proportionately among
the
Owners of Receipts
entitled thereto, or
if for
any other reason the
Depositary deems such
distribution not to be
feasible, the
Depositary may adopt
such method as it
may deem equitable and
practicable for the
purpose of effecting
such distribution,
including, but not
limited to, the public
or
private sale of the
securities or property
thus
received, or any part
thereof, and the net
proceeds of any such
sale net of the fees
and
expenses of the
Depositary as provided
in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement will
be distributed by
the Depositary to the
Owners of Receipts
entitled thereto all
in the manner and
subject
to the conditions
described in Section
4.01
of the Deposit
Agreement.  The
Depositary
may sell, by public or
private sale, an
amount
of securities or other
property it would
otherwise distribute
under this Article
that is
sufficient to pay its
fees and expenses in
respect of that
distribution.

            If any
distribution consists
of
a dividend in, or free
distribution of,
Shares,
the Depositary may
distribute to the
Owners
of outstanding
Receipts entitled
thereto,
additional Receipts
evidencing an
aggregate
number of American
Depositary Shares
representing the
amount of Shares
received
as such dividend or
free distribution
subject
to the terms and
conditions of the
Deposit
Agreement with respect
to the deposit of
Shares and after
deduction or upon
issuance
of American Depositary
Shares evidenced
by Receipts, including
the withholding of
any tax or other
governmental charge as
provided in Section
4.11 of the Deposit
Agreement and the
payment of the fees
and
expenses of the
Depositary as provided
in
Article 7 hereof and
Section 5.09 of the
Deposit Agreement and
the Depositary may
sell, by public or
private sale, an
amount of
the Shares received
sufficient to pay its
fees
and expenses in
respect of that
distribution.
In lieu of delivering
Receipts for
fractional
American Depositary
Shares in any such
case, the Depositary
will sell the amount
of
Shares represented by
the aggregate of such
fractions and
distribute the net
proceeds, all
in the manner and
subject to the
conditions
described in Section
4.01 of the Deposit
Agreement.  If
additional Receipts
are not
so distributed, each
American Depositary
Share shall
thenceforth also
represent the
additional Shares
distributed upon the
Deposited Securities
represented thereby.

            In the
event that the
Depositary determines
that any distribution
in property including
Shares and rights to
subscribe therefor is
subject to any tax or
other governmental
charge which the
Depositary is
obligated to withhold,
the
Depositary may by
public or private sale
dispose of all or a
portion of such
property
including Shares and
rights to subscribe
therefor in such
amounts and in such
manner
as the Depositary
deems necessary and
practicable to pay any
such taxes or charges,
and the Depositary
shall distribute the
net
proceeds of any such
sale after deduction
of
such taxes or charges
to the Owners of
Receipts entitled
thereto.

            13.
RIGHTS.
            In the
event that the
Company shall offer or
cause to be offered
to the holders of any
Deposited Securities
any rights to
subscribe for
additional Shares
or any rights of any
other nature, the
Depositary shall have
discretion as to the
procedure to be
followed in making
such
rights available to
any Owners or in
disposing of such
rights on behalf of
any
Owners and making the
net proceeds
available to such
Owners or, if by the
terms
of such rights
offering or for any
other
reason, the Depositary
may not either make
such rights available
to any Owners or
dispose of such rights
and make the net
proceeds available to
such Owners, then the
Depositary shall allow
the rights to lapse.
If
at the time of the
offering of any rights
the
Depositary determines
in its discretion that
it is lawful and
feasible to make such
rights
available to all or
certain Owners but not
to
other Owners, the
Depositary may
distribute
to any Owner to whom
it determines the
distribution to be
lawful and feasible,
in
proportion to the
number of American
Depositary Shares held
by such Owner,
warrants or other
instruments therefor
in
such form as it deems
appropriate.

            In
circumstances in which
rights would otherwise
not be distributed, if
an Owner of Receipts
requests the
distribution of
warrants or other
instruments
in order to exercise
the rights allocable
to the
American Depositary
Shares of such Owner
under the Deposit
Agreement, the
Depositary will make
such rights available
to
such Owner upon
written notice from
the
Company to the
Depositary that a the
Company has elected in
its sole discretion to
permit such rights to
be exercised and b
such
Owner has executed
such documents as the
Company has determined
in its sole
discretion are
reasonably required
under
applicable law.

            If the
Depositary has
distributed warrants
or other instruments
for
rights to all or
certain Owners, then
upon
instruction from such
an Owner pursuant to
such warrants or other
instruments to the
Depositary from such
Owner to exercise
such rights, upon
payment by such Owner
to
the Depositary for the
account of such
Owner of an amount
equal to the purchase
price of the Shares to
be received upon the
exercise of the
rights, and upon
payment of
the fees and expenses
of the Depositary and
any other charges as
set forth in such
warrants or other
instruments, the
Depositary shall, on
behalf of such Owner,
exercise the rights
and purchase the
Shares,
and the Company shall
cause the Shares so
purchased to be
delivered to the
Depositary
on behalf of such
Owner.  As agent for
such
Owner, the Depositary
will cause the Shares
so purchased to be
deposited pursuant to
Section 2.02 of the
Deposit Agreement, and
shall, pursuant to
Section 2.03 of the
Deposit Agreement,
execute and deliver
Receipts to such
Owner.  In the case of
a
distribution pursuant
to the second
paragraph of this
Article 13, such
Receipts
shall be legended in
accordance with
applicable U.S. laws,
and shall be subject
to
the appropriate
restrictions on sale,
deposit,
cancellation, and
transfer under such
laws.

            If the
Depositary determines
in its discretion that
it is not lawful and
feasible to make such
rights available to
all
or certain Owners, it
may sell the rights,
warrants or other
instruments in
proportion
to the number of
American Depositary
Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly
make such rights
available, and
allocate the
net proceeds of such
sales net of the fees
and expenses of the
Depositary as provided
in Section 5.09 of the
Deposit Agreement
and all taxes and
governmental charges
payable in connection
with such rights and
subject to the terms
and conditions of the
Deposit Agreement for
the account of such
Owners otherwise
entitled to such
rights,
warrants or other
instruments, upon an
averaged or other
practical basis
without
regard to any
distinctions among
such
Owners because of
exchange restrictions
or
the date of delivery
of any Receipt or
otherwise.

            The
Depositary will not
offer
rights to Owners
unless both the rights
and
the securities to
which such rights
relate are
either exempt from
registration under the
Securities Act of 1933
with respect to a
distribution to all
Owners or are
registered
under the provisions
of such Act provided,
that nothing in the
Deposit Agreement
shall
create, any obligation
on the part of the
Company to file a
registration statement
with respect to such
rights or underlying
securities or to
endeavor to have such
a
registration statement
declared effective.
If
an Owner of Receipts
requests the
distribution of
warrants or other
instruments,
notwithstanding that
there has been no such
registration under the
Securities Act of
1933, the Depositary
shall not effect such
distribution unless it
has received an
opinion
from recognized
counsel in the United
States for the Company
upon which the
Depositary may rely
that such distribution
to
such Owner is exempt
from such
registration.

            The
Depositary shall not
be
responsible for any
failure to determine
that
it may be lawful or
feasible to make such
rights available to
Owners in general or
any
Owner in particular.

            14.
CONVERSION OF
FOREIGN CURRENCY.
            Whenever
the Depositary or
the Custodian shall
receive foreign
currency,
by way of dividends or
other distributions
or the net proceeds
from the sale of
securities, property
or rights, and if at
the
time of the receipt
thereof the foreign
currency so received
can in the judgment of
the Depositary be
converted on a
reasonable
basis into Dollars and
the resulting Dollars
transferred to the
United States, the
Depositary shall
convert or cause to be
converted, by sale or
in any other manner
that it may determine,
such foreign currency
into Dollars, and such
Dollars shall be
distributed to the
Owners entitled
thereto
or, if the Depositary
shall have distributed
any warrants or other
instruments which
entitle the holders
thereof to such
Dollars,
then to the holders of
such warrants andor
instruments upon
surrender thereof for
cancellation.  Such
distribution may be
made
upon an averaged or
other practicable
basis
without regard to any
distinctions among
Owners on account of
exchange restrictions,
the date of delivery
of any Receipt or
otherwise and shall be
net of any expenses
of conversion into
Dollars incurred by
the
Depositary as provided
in Section 5.09 of
the Deposit Agreement.

            If such
conversion or
distribution can be
effected only with the
approval or license of
any government or
agency thereof, the
Depositary shall file
such application for
approval or license,
if
any, as it may deem
desirable.

            If at any
time the Depositary
shall determine that
in its judgment any
foreign currency
received by the
Depositary
or the Custodian is
not convertible on a
reasonable basis into
Dollars transferable
to
the United States, or
if any approval or
license of any
government or agency
thereof
which is required for
such conversion is
denied or in the
opinion of the
Depositary is
not obtainable, or if
any such approval or
license is not
obtained within a
reasonable
period as determined
by the Depositary, the
Depositary may
distribute the foreign
currency or an
appropriate document
evidencing the right
to receive such
foreign
currency received by
the Depositary to, or
in
its discretion may
hold such foreign
currency uninvested
and without liability
for
interest thereon for
the respective
accounts
of, the Owners
entitled to receive
the same.

            If any
such conversion of
foreign currency, in
whole or in part,
cannot
be effected for
distribution to some
of the
Owners entitled
thereto, the
Depositary may
in its discretion make
such conversion and
distribution in
Dollars to the extent
permissible to the
Owners entitled
thereto
and may distribute the
balance of the
foreign currency
received by the
Depositary
to, or hold such
balance uninvested and
without liability for
interest thereon for
the
respective accounts
of, the Owners
entitled
thereto.

            15.
RECORD DATES.
            Whenever
any cash dividend
or other cash
distribution shall
become
payable or any
distribution other
than cash
shall be made, or
whenever rights shall
be
issued with respect to
the Deposited
Securities, or
whenever the
Depositary shall
receive notice of any
meeting of holders of
Shares or other
Deposited Securities,
or
whenever for any
reason the Depositary
causes a change in the
number of Shares that
are represented by
each American
Depositary Share, or
whenever the
Depositary shall find
it necessary or
convenient, the
Depositary shall fix a
record
date a for the
determination of the
Owners
of Receipts who shall
be i entitled to
receive
such dividend,
distribution or rights
or the
net proceeds of the
sale thereof, ii
entitled to
give instructions for
the exercise of voting
rights at any such
meeting, or iii
responsible
for any fee assessed
by the Depositary
pursuant to the
Deposit Agreement, or
b on
or after which each
American Depositary
Share will represent
the changed number of
Shares, subject to the
provisions of the
Deposit Agreement.

            16.
VOTING OF
DEPOSITED SECURITIES.
            a The
Company shall notify
the Depositary in
writing and in a
timely
manner prior to any
meeting or
solicitation
of consents or proxies
of holders of Shares
or other Deposited
Securities. Upon
receipt
of notice of such
meeting of holders of
Shares or other
Deposited Securities,
the
Depositary shall, if
requested in writing
by
the Company, as soon
as practicable
thereafter, mail to
the Owners a notice,
the
form of which notice
shall be in the sole
discretion of the
Depositary, which
shall
contain

            i such
information as is
contained in such
notice of meeting
received
by the Depositary from
the Company

            ii a
statement that the
Owners as of the close
of business on a
specified record date
will be entitled,
subject to any
applicable provision
of
Swedish law and of the
Articles of
Association of the
Company, to instruct
the
Depositary as to the
exercise of the voting
rights, if any,
pertaining to the
amount of
Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares

            iii a
statement as to the
manner in which such
instructions may be
given

            iv a
statement that by
instructing the
Depositary as to the
exercise
of voting rights with
respect to the
Deposited Securities
such Beneficial Owner
will be deemed to

                  A
authorize the
Depositary to cause
the number of
Deposited Securities
evidenced by the
number of American
Depositary Shares held
by such Beneficial
Owner to be registered
in
the name of such
Beneficial Owner in a
temporary voting
account five 5 days
prior
to the date on which
such vote is to occur
the Blocked Period and
immediately after
such vote to register
such Deposited
Securities in the name
of the Depositary or
the Custodian or their
respective nominees,
and

                  B
authorize the
Company and the
Depositary to make
such
other arrangements as
they may deem
necessary or advisable
consistent with
Swedish law, the
Articles of
Association of
the Company and the
terms of the
Deposited Securities
to permit the
Depositary to carry
out such instructions,
and

                  C
agree not to
transfer, surrender or
otherwise dispose of
such Beneficial Owners
American
Depositary Shares
representing such
Deposited Securities
until after the date
such vote is to occur.

            v a
statement that each
Share
will have 110 vote per
Share.

            b The
parties acknowledge
that under Swedish law
and the Companys
Articles of
Association as in
effect on the
date hereof, an Owner
will only be entitled
to exercise the voting
rights, if any,
pertaining to the
Shares or other
Deposited
Securities but not any
fraction thereof
represented by the
ADSs if such Owner is
entered in the
register of
shareholders
maintained by VPC not
later than the fifth
day prior to such
meeting, and gives
notice
of his intention to
attend the meeting, in
person or by proxy,
not later than 400
p.m.
on a date specified in
the notice convening
the meeting.

            c Upon the
written request of
an Owner on such
record date, received
on
or before the date
established by the
Depositary for such
purpose, the
Depositary
shall endeavor, in so
far as practicable,
and
permitted under
Swedish law, the
Companys Articles of
Association and the
Deposit Agreement to

                  i
	take reasonable
efforts to implement
procedures to cause
the number of Shares
or other Deposited
Securities underlying
such Owners American
Depositary Shares to
be deposited in or
transferred to a
temporary voting
account during the
Blocked Period in the
records of the VPC in
the
name of the Beneficial
Owner or Beneficial
Owners specified by
such Owner and the
Depositary will
reregister those
Shares or
other Deposited
Securities immediately
after
conclusion of the
shareholders meeting
in
the name of the
Depositary or the
Custodian
or their respective
nominees

                  ii
	notify the
Company of its
intention to vote the
amount of Shares or
other Deposited
Securities referred to
in clause ci above and

                  iii
	as proxy, to
vote or cause to be
voted the amount of
Shares or other
Deposited Securities
referred to in clause
ci above in accordance
with  instructions set
forth in such request.

            d	The
Depositary shall not
attempt to carry out a
voting instruction
with respect to
American Depositary
Shares unless

                  i
	the Owner states
in its voting
instruction that it is
the Beneficial Owner,
or identifies the
Beneficial Owner or
Beneficial Owners of
those American
Depositary Shares, and
in either case
provides any
beneficial ownership
information that may
be required, and such
Beneficial Owner or
Beneficial Owners
comply with the
requirements of the
laws of Sweden, or
other applicable
authority, in respect
of
foreign ownership of a
Swedish company

                  ii
	the Owner
authorizes the
Depositary for
deposits in or
transfers to the
blocked account the
Shares or other
Deposited Securities
represented by the
American Depositary
Shares until the
completion of the
Blocked Period and

                  iii
	the voting
instruction sets forth
the date upon which it
was signed.

            e	The
Depositary shall not
vote any Shares or
American Deposited
Securities other than
in accordance with
instructions received
from Owners.

            f There
can be no assurance
that Owners generally
or any Owner in
particular will
receive the notice
described in
the preceding
paragraphs
sufficiently prior
to the instruction
date to ensure that
the
American Depositary
Shares or Deposited
Securities will be
blocked andor able to
be
voted in accordance
with the provisions
set
forth in the preceding
paragraphs.

            17.
CHANGES
AFFECTING DEPOSITED
SECURITIES.
            Upon any
change in nominal
value, change in par
value, splitup,
consolidation, or any
other reclassification
of Deposited
Securities, or upon
any
recapitalization,
reorganization, merger
or
consolidation, or sale
of assets affecting
the
Company or to which it
is a party, or upon
the redemption or
cancellation by the
Company of the
Deposited Securities,
any
securities, cash or
property which shall
be
received by the
Depositary or a
Custodian in
exchange for, in
conversion of, in lieu
of or
in respect of
Deposited Securities
shall be
treated as new
Deposited Securities
under
the Deposit Agreement,
and American
Depositary Shares
shall thenceforth
represent, in addition
to the existing
Deposited Securities,
the right to receive
the
new Deposited
Securities so
received, unless
additional Receipts
are delivered pursuant
to
the following
sentence.  In any such
case the
Depositary may execute
and deliver
additional Receipts as
in the case of a
dividend in Shares, or
call for the surrender
of outstanding
Receipts to be
exchanged for
new Receipts
specifically
describing such
new Deposited
Securities.

            18.
	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
            Neither
the Depositary nor
the Company nor any of
their respective
directors, employees,
agents or affiliates
shall incur any
liability to any Owner
or
Beneficial Owner of
any Receipt, i if by
reason of any
provision of any
present or
future law or
regulation of the
United States
or any other country,
or of any governmental
or regulatory
authority, or by
reason of any
provision, present or
future, of the
Articles
of Association of the
Company, or by reason
of any provision of
any securities issued
or
distributed by the
Company, or any
offering
or distribution
thereof, or by reason
of any
act of God or war or
terrorism or other
circumstances beyond
its control, the
Depositary or the
Company shall be
prevented, delayed or
forbidden from or be
subject to any civil
or criminal penalty on
account of doing or
performing any act or
thing which by the
terms of the Deposit
Agreement or Deposited
Securities it is
provided shall be done
or performed, ii by
reason of any
nonperformance or
delay,
caused as aforesaid,
in the performance of
any act or thing which
by the terms of the
Deposit Agreement it
is provided shall or
may be done or
performed, iii by
reason of
any exercise of, or
failure to exercise,
any
discretion provided
for in the Deposit
Agreement, iv for the
inability of any Owner
or Beneficial Owner to
benefit from any
distribution,
offering, right or
other benefit
which is made
available to holders
of
Deposited Securities
but is not, under the
terms of the Deposit
Agreement, made
available to Owners or
Beneficial Owners,
or v for any special,
consequential or
punitive damages for
any breach of the
terms of the Deposit
Agreement.  Where, by
the terms of a
distribution pursuant
to
Section 4.01, 4.02 or
4.03 of the Deposit
Agreement, or an
offering or
distribution
pursuant to Section
4.04 of the Deposit
Agreement, such
distribution or
offering
may not be made
available to Owners of
Receipts, and the
Depositary may not
dispose of such
distribution or
offering on
behalf of such Owners
and make the net
proceeds available to
such Owners, then the
Depositary shall not
make such distribution
or offering, and shall
allow any rights, if
applicable, to lapse.
Neither the Company
nor the Depositary
assumes any obligation
or
shall be subject to
any liability under
the
Deposit Agreement to
Owners or Beneficial
Owners of Receipts,
except that they agree
to perform their
obligations
specifically set
forth in the Deposit
Agreement without
negligence or bad
faith.  The Depositary
shall not be subject
to any liability with
respect to the
validity or worth of
the
Deposited Securities.
Neither the
Depositary nor the
Company shall be under
any obligation to
appear in, prosecute
or
defend any action,
suit, or other
proceeding
in respect of any
Deposited Securities
or in
respect of the
Receipts, on behalf of
any
Owner or Beneficial
Owner or other person.
 Neither the
Depositary nor the
Company
shall be liable for
any action or
nonaction by
it in reliance upon
the advice of or
information from legal
counsel, accountants,
any person presenting
Shares for deposit,
any Owner or
Beneficial Owner of a
Receipt, or any other
person believed by it
in
good faith to be
competent to give such
advice or information.
The Depositary shall
not be responsible for
any failure to carry
out any instructions
to vote any of the
Deposited Securities,
or for the manner in
which any such vote is
cast or the effect of
any such vote,
provided that any such
action
or nonaction is in
good faith.  The
Depositary shall not
be liable for any acts
or
omissions made by a
successor depositary
whether in connection
with a previous act or
omission of the
Depositary or in
connection
with a matter arising
wholly after the
removal or resignation
of the Depositary,
provided that in
connection with the
issue
out of which such
potential liability
arises,
the Depositary
performed its
obligations
without negligence or
bad faith while it
acted as Depositary.
The Company agrees
to indemnify the
Depositary, its
directors,
employees, agents and
affiliates and any
Custodian against, and
hold each of them
harmless from, any
liability or expense
including, but not
limited to any fees
and
expenses incurred in
seeking, enforcing or
collecting such
indemnity and the fees
and
expenses of counsel
which may arise out of
any registration with
the Commission of
Receipts, American
Depositary Shares or
Deposited Securities
or the offer or sale
thereof in the United
States or out of acts
performed or omitted,
pursuant to the
provisions of or in
connection with the
Deposit Agreement and
of the Receipts, as
the same may be
amended, modified, or
supplemented from time
to time, i by either
the Depositary or a
Custodian or their
respective directors,
employees, agents and
affiliates, except for
any liability or
expense
arising out of the
negligence or bad
faith of
either of them, or ii
by the Company or any
of its directors,
employees, agents and
affiliates.  No
disclaimer of
liability under
the Securities Act of
1933 is intended by
any provision of the
Deposit Agreement.

19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY APPOINTMENT
OF SUCCESSOR
CUSTODIAN.
            The
Depositary may at any
time resign as
Depositary under the
Deposit
Agreement by written
notice of its election
so to do delivered to
the Company, such
resignation to take
effect  upon the
appointment of a
successor depositary
and
its acceptance of such
appointment as
provided in the
Deposit Agreement.
The
Depositary may at any
time be removed by
the Company by 120
days prior written
notice of such
removal, to become
effective
upon the later of i
the 120th day after
delivery of the notice
to the Depositary and
ii the appointment of
a successor depositary
and its acceptance of
such appointment as
provided in the
Deposit Agreement.
The
Depositary in its
discretion may appoint
a
substitute or
additional custodian
or
custodians.

            20.
AMENDMENT.
            The form
of the Receipts and
any provisions of the
Deposit Agreement
may at any time and
from time to time be
amended by agreement
between the
Company and the
Depositary without the
consent of Owners or
Beneficial Owners of
Receipts in any
respect which they may
deem necessary or
desirable.  Any
amendment which shall
impose or increase
any fees or charges
other than taxes and
other governmental
charges, registration
fees
and cable, telex or
facsimile transmission
costs, delivery costs
or other such
expenses,
or which shall
otherwise prejudice
any
substantial existing
right of Owners of
Receipts, shall,
however, not become
effective as to
outstanding Receipts
until the
expiration of thirty
days after notice of
such
amendment shall have
been given to the
Owners of outstanding
Receipts.  Every
Owner of a Receipt at
the time any
amendment so becomes
effective shall be
deemed, by continuing
to hold such Receipt,
to consent and agree
to such amendment
and to be bound by the
Deposit Agreement
as amended thereby.
In no event shall any
amendment impair the
right of the Owner of
any Receipt to
surrender such Receipt
and
receive therefor the
Deposited Securities
represented thereby
except in order to
comply with mandatory
provisions of
applicable law.

            21.
	TERMINATION OF
DEPOSIT AGREEMENT.
            The
Depositary at any time
at
the direction of the
Company, shall
terminate the Deposit
Agreement by mailing
notice of such
termination to the
Owners of
all Receipts then
outstanding at least
60
days prior to the date
fixed in such notice
for such termination.
The Depositary may
likewise terminate the
Deposit Agreement
by mailing notice of
such termination to
the
Company and the Owners
of all Receipts
then outstanding at
least 30 days prior to
the
date of termination,
if at any time 30 days
shall have expired
after the Depositary
shall
have delivered to the
Company a written
notice of its election
to resign and a
successor depositary
shall not have been
appointed and accepted
its appointment as
provided in the
Deposit Agreement.  On
and
after the date of
termination, the Owner
of a
Receipt will, upon a
surrender of such
Receipt at the
Corporate Trust Office
of the
Depositary, b payment
of the fee of the
Depositary for the
surrender of Receipts
referred to in Section
2.05 of the Deposit
Agreement, and c
payment of any
applicable
taxes or governmental
charges, be entitled
to
delivery, to him or
upon his order, of the
amount of Deposited
Securities represented
by the American
Depositary Shares
evidenced by such
Receipt.  If any
Receipts
shall remain
outstanding after the
date of
termination, the
Depositary thereafter
shall
discontinue the
registration of
transfers of
Receipts, shall
suspend the
distribution of
dividends to the
Owners thereof, and
shall
not give any further
notices or perform any
further acts under the
Deposit Agreement,
except that the
Depositary shall
continue to
collect dividends and
other distributions
pertaining to
Deposited Securities,
shall sell
rights and other
property as provided
in the
Deposit Agreement, and
shall continue to
deliver Deposited
Securities, together
with
any dividends or other
distributions received
with respect thereto
and the net proceeds
of
the sale of any rights
or other property, in
exchange for Receipts
surrendered to the
Depositary after
deducting, in each
case, the
fee of the Depositary
for the surrender of a
Receipt, any expenses
for the account of the
Owner of such Receipt
in accordance with
the terms and
conditions of the
Deposit
Agreement, and any
applicable taxes or
governmental charges.
At any time after the
expiration of four
months from the date
of
termination, the
Depositary may sell
the
Deposited Securities
then held under the
Deposit Agreement and
may thereafter hold
uninvested the net
proceeds of any such
sale, together with
any other cash then
held
by it thereunder,
unsegregated and
without
liability for
interest, for the pro
rata benefit
of the Owners of
Receipts which have
not
theretofore been
surrendered, such
Owners
thereupon becoming
general creditors of
the
Depositary with
respect to such net
proceeds.  After
making such sale, the
Depositary shall be
discharged from all
obligations under the
Deposit Agreement,
except to account for
such net proceeds and
other cash after
deducting, in each
case, the
fee of the Depositary
for the surrender of a
Receipt, any expenses
for the account of the
Owner of such Receipt
in accordance with
the terms and
conditions of the
Deposit
Agreement, and any
applicable taxes or
governmental charges.
Upon the
termination of the
Deposit Agreement, the
Company shall be
discharged from all
obligations under the
Deposit Agreement
except for its
obligations to the
Depositary
with respect to
indemnification,
charges,
and expenses.

            22.
SUBMISSION TO
JURISDICTION WAIVER OF
IMMUNITIES.
            In the
Deposit Agreement,
the Company has i
appointed CT
Corporation System,
111 Eighth Avenue,
New York, N.Y. 10011,
as the Companys
authorized agent upon
which process may be
served in any suit or
proceeding arising out
of or relating to the
Shares or Deposited
Securities, the
American Depositary
Shares,
the Receipts or this
Agreement, ii
consented
and submitted to the
jurisdiction of any
state or federal court
in the State of New
York in which any such
suit or proceeding
may be instituted, and
iii agreed that
service
of process upon said
authorized agent shall
be deemed in every
respect effective
service
of process upon the
Company in any such
suit or proceeding.

            To the
extent that the
Company or any of its
properties, assets or
revenues may have or
hereafter become
entitled to, or have
attributed to it, any
right
of immunity, on the
grounds of sovereignty
or otherwise, from any
legal action, suit or
proceeding, from the
giving of any relief
in
any respect thereof,
from setoff or
counterclaim, from the
jurisdiction of any
court, from service of
process, from
attachment upon or
prior to judgment,
from
attachment in aid of
execution or judgment,
or other legal process
or proceeding for the
giving of any relief
or for the enforcement
of any judgment, in
any jurisdiction in
which proceedings may
at any time be
commenced, with
respect to its
obligations,
liabilities or any
other matter under or
arising
out of or in
connection with the
Shares or
Deposited Securities,
the American
Depositary Shares, the
Receipts or the
Deposit Agreement, the
Company, to the
fullest extent
permitted by law,
hereby
irrevocably and
unconditionally
waives, and
agrees not to plead or
claim, any such
immunity and consents
to such relief and
enforcement.
1
DiamydDA2